UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2015

RELYPSA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36184	26-0893742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Cardinal Way

Redwood City, CA 94063

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 421-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 4, 2015, in connection with its periodic review of the corporate governance documents of Relypsa, Inc. (the “Company”), the Company’s Board of Directors (the “Board”) amended and restated the Company’s Amended and Restated Bylaws (the “Bylaws”), effective immediately.

The Bylaws were amended to: (1) conform the Bylaws to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with regard to removal of directors by stockholders (Article III, Section 3.11); (2) permit special meetings of committees of the Board to be called by the chairperson of the applicable committee (Article IV, Section 4.3 (ii)); (3) provide that the Board may adopt rules for the governance of any committee of the Board to override the provisions that would otherwise apply to the committee (Article IV, new Section 4.3 (iv)); (4) add the chief executive officer, or any other person authorized by the chief executive officer, to the list of individuals authorized to vote, represent and exercise on behalf of the Company all rights incident to any and all shares of any other corporations or corporations standing in the name of the Company (Article V, Section 5.6); and (5) include the defined term “Voting Stock” in Article X.

The foregoing description is qualified in its entirety by the Bylaws attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 4, 2015, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”) at the Company’s principal executive offices located at 100 Cardinal Way, Redwood City, California 94063. Only stockholders of record at the close of business on April 7, 2015, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 41,433,107 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 37,211,561 shares of the Company’s common stock were voted in person or by proxy for the two proposals set forth below, each of which is described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 22, 2015.

Proposal No. 1 – Election of Directors

The Company’s stockholders elected the Class II director nominees below to the Board to hold office until the 2018 Annual Meeting of Stockholders or until their successors are elected.

Class II Director Nominees	Votes For	Votes Withheld	Broker Non-Votes
David W. J. McGirr	34,565,635	50,442	2,595,484
John A. Orwin	34,530,881	85,196	2,595,484

Proposal No. 2 – Ratification of Selection of Independent Registered Accounting Firm

The Company’s stockholders ratified the selection, by the Audit Committee of the Board, of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2015.

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,181,588	22,305	7,668	Not applicable

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Relypsa, Inc., as amended and restated on June 4, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2015	RELYPSA, INC.

	By:	/s/ Ronald A. Krasnow
Ronald A. Krasnow
Senior Vice President and General Counsel